Exhibit 10.1

COMMITMENT INCREASE AGREEMENT

THIS COMMITMENT INCREASE AGREEMENT (this “Agreement”) dated as of June 27, 2012 to the Credit Agreement referenced below is among PIKE ELECTRIC CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, REGIONS BANK, in its capacity as Lender under the Credit Agreement (in such capacity, the “Increasing Lender”) and REGIONS BANK, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

WITNESSETH

WHEREAS, a $200,000,000 revolving credit facility has been established in favor of the Borrower pursuant to the Credit Agreement (as amended, modified and supplemented from time to time, the “Credit Agreement”) dated as of August 24, 2011 among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent;

WHEREAS, pursuant to Section 2.1(b) of the Credit Agreement, the Borrower has the right to establish additional incremental Revolving Commitments of up to $75,000,000 (the “Accordion”); and

WHEREAS, Borrower has requested establishment of $75,000,000 in additional incremental Revolving Commitments (the “Incremental Revolving Commitments”) under the Accordion, and the Increasing Lender has agreed to provide the Incremental Revolving Commitments on terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2. Additional Revolving Commitments. The Increasing Lender hereby agrees to provide $75,000,000 in additional incremental Revolving Commitments, thereby increasing the aggregate amount of its Revolving Commitments from $30,000,000 to $105,000,000, and the Aggregate Revolving Commitments from $200,000,000 to $275,000,000, as shown on Appendix A attached hereto.

3. Revised Appendix A. In accordance with Section 2.1(b) of the Credit Agreement, the Borrower, the Guarantors and the Administrative Agent hereby agree that Appendix A (Schedule of Lenders and Commitments) to the Credit Agreement is hereby revised to read as set forth on Appendix A hereto.

4. Conditions Precedent. This Agreement shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:

(a) receipt by the Administrative Agent of this Agreement executed by the Borrower, the Guarantors and the Increasing Lender;

(b) receipt by the Administrative Agent of a certificate from an executive officer of each Loan Party attaching resolutions of the board of directors of the Borrower approving the increase in the Aggregate Revolving Commitments as set forth herein and certifying that the conditions precedent to an increase in the Aggregate Revolving Commitments pursuant to Section 2.1(b) of the Credit Agreement have been satisfied;

(c) receipt by the Administrative Agent of favorable opinions of legal counsel to the Borrower, in form, scope and substance reasonably satisfactory to the Administrative Agent, addressing the organization of the Borrower, the corporate power to enter into this Agreement and the transactions contemplated herein, no violations, no required consents and the due authorization, execution and delivery of this Agreement by the Borrower, and the enforceability hereof; and

(d) payment by the Borrower to the Administrative Agent and the Increasing Lender of all fees owing in connection with the increase in the Aggregate Revolving Commitments provided pursuant to this Agreement, including but not limited to (i) payment of any break-funding amounts owing under Section 3.1(c) of the Credit Agreement as may be necessary to give effect to the revised commitment percentages and commitment amounts, and (ii) payment of any underwriting fees, upfront fees or funding fees.

5. Notice under Credit Agreement. The execution and delivery of this Agreement by the Borrower shall constitute notice to the Administrative Agent of the exercise of the Accordion in accordance with Section 2.1(b) of the Credit Agreement.

6. Reaffirmation of Representations and Warranties; No Default. Each Credit Party represents and warrants that (a) the representations and warranties set forth in the Credit Documents are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date, and (b) no Default or Event of Default exists immediately before or immediately after giving effect to the increase in the Aggregate Revolving Commitments.

7. Reaffirmation of Obligations. Each Credit Party (i) acknowledges and consents to this Agreement, (ii) affirms all of its obligations under the Credit Documents including, without limitation, any increase to such obligations resulting from the increase in the Aggregate Revolving Commitments under this Agreement, and (iii) agrees that this Agreement does not reduce or discharge its obligations under the Credit Documents.

8. Reaffirmation of Security Interests. Each Credit Party (i) affirms that the Liens granted in or pursuant to the Credit Documents are valid and subsisting and (ii) agrees that this Agreement shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Credit Documents.

9. Counterparts; Delivery. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Agreement by facsimile or other electronic imaging means shall be effective as an original.

10. Governing Law. This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Commitment Agreement to be duly executed and delivered as of the date first above written.

BORROWER: PIKE ELECTRIC CORPORATION, a Delaware corporation

By:	/s/ Anthony K. Slater
Name:	Anthony K. Slater
Title:	Chief Financial Officer and Executive Vice President

GUARANTORS: PIKE ENTERPRISES, INC. a North Carolina corporation

By:	/s/ Anthony K. Slater
Name:	Anthony K. Slater
Title:	Chief Financial Officer and Executive Vice President

PIKE ELECTRIC, LLC, a North Carolina limited liability company

By:	/s/ Jonathan H. Mullins
Name:	Jonathan H. Mullins
Title:	Treasurer and Assistant Secretary

PIKE EQUIPMENT AND SUPPLY COMPANY, LLC a North Carolina limited liability company

By:	/s/ Jonathan H. Mullins
Name:	Jonathan H. Mullins
Title:	Treasurer and Assistant Secretary

PIKE ENERGY SOLUTIONS, LLC, a North Carolina limited liability company

By:	/s/ Jonathan H. Mullins
Name:	Jonathan H. Mullins
Title:	Treasurer

PIKE ENERGY SOLUTIONS, INC., a California corporation

By:	/s/ Jonathan H. Mullins
Name:	Jonathan H. Mullins
Title:	Treasurer

KLONDYKE CONSTRUCTION LLC, an Arizona limited liability company

By:	/s/ Jonathan H. Mullins
Name:	Jonathan H. Mullins
Title:	Treasurer

ELEMENTAL ENERGY, INC., an Arizona corporation

By:	/s/ Jonathan H. Mullins
Name:	Jonathan H. Mullins
Title:	Treasurer

PINE VALLEY POWER, INC., a Utah corporation

By:	/s/ Jonathan H. Mullins
Name:	Jonathan H. Mullins
Title:	Treasurer

PIKE TANZANIA, LLC, a North Carolina limited liability company

By:	/s/ Jonathan H. Mullins
Name:	Jonathan H. Mullins
Title:	Treasurer and Assistant Secretary

[SIGNATURE PAGES CONTINUE]

INCREASING LENDER: REGIONS BANK, in its capacity as the Increasing Lender

By:	/s/ Paul Stephen Phillippi
Name:	Paul Stephen Phillippi
Title:	Senior Vice President

ADMINISTRATIVE AGENT: REGIONS BANK, in its capacity as the Administrative Agent

By:	/s/ Paul Stephen Phillippi
Name:	Paul Stephen Phillippi
Title:	Senior Vice President

APPENDIX A TO COMMITMENT INCREASE AGREEMENT

[See attached]

Appendix A (Schedule of Lender and Commitments)

to

Credit Agreement dated Aug 24, 2011 among Pike Electric Corporation, as Borrower,

the Guarantors and Lenders identified therein and Regions Bank, as Administrative Agent

	Before Giving Effect to the Incremental Commitments		Incremental Commitments Established		After Giving Effect to the Incremental Commitments
	Revolving Commitments	Percentage	Revolving Commitments	Percentage	Revolving Commitments	Percentage
Regions Bank	$30,000,000.00	15.000000000%	$75,000,000.00	100.000000000%	$105,000,000.00	38.181818181%
First Tennessee Bank, National Association	$27,500,000.00	13.750000000%			$27,500,000.00	10.000000000%
SunTrust Bank	$25,000,000.00	12.500000000%			$25,000,000.00	9.090909091%
Compass Bank	$22,500,000.00	11.250000000%			$22,500,000.00	8.181818182%
Wells Fargo Bank, National Association	$22,500,000.00	11.250000000%			$22,500,000.00	8.181818182%
Bank of America, N.A.	$17,500,000.00	8.750000000%			$17,500,000.00	6.363636364%
JPMorgan Chase Bank, N.A.	$17,500,000.00	8.750000000%			$17,500,000.00	6.363636364%
Branch Banking and Trust Company	$17,500,000.00	8.750000000%			$17,500,000.00	6.363636364%
RBC Bank (USA)	$10,000,000.00	5.000000000%			$10,000,000.00	3.636363636%
Atlantic Capital Bank	$10,000,000.00	5.000000000%			$10,000,000.00	3.636363636%
	$200,000,000.00	100.000000000%	$75,000,000.00	100.000000000%	$275,000,000.00	100.000000000%

	$200,000,000.00		$75,000,000.00		$275,000,000.00